UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 10, 2016

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Item 7.01 in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.
A copy of the joint press release referenced below is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.
On July 10, 2016, The Southern Company (“Southern Company”) and Kinder Morgan, Inc. issued a joint press release announcing a definitive agreement under which Southern Company will acquire a 50% equity interest in Southern Natural Gas Company, L.L.C.
Exhibits

99.1	Joint Press Release, dated July 10, 2016, issued by Southern Company and Kinder Morgan, Inc.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements which are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning the pending transaction. These forward-looking statements are often characterized by the use of words such as “expect,” “anticipate,” “plan,” “believe,” “may,” “should,” “will,” “could,” “continue”, “opportunity” and the negative or plural of these words and other comparable terminology. Although Southern Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by government or regulatory agencies (including the terms of such approvals); the possibility that long-term financing for the transaction may not be put in place prior to the closing; the risk that a condition to closing of the transaction may not be satisfied; the possibility that the anticipated benefits from the transaction cannot be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the impact of legislative, regulatory and competitive changes; and other risk factors relating to the energy industry, as detailed from time to time in Southern Company’s reports filed with the Securities and Exchange Commission. There can be no assurance that the transaction will in fact be consummated.
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A. in Southern Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to Southern Company or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date hereof. Southern Company undertakes no obligation to update or revise any forward-looking statement, except as may be required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2016	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Corporate Secretary

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